UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                   Date of Report (Date of earliest event
                          reported): July 28, 2006

                CWABS Asset-Backed Certificates Trust 2006-13
                ---------------------------------------------
                     (Exact name of the issuing entity)
        Commission File Number of the issuing entity: 333-131591-17

                                CWABS, Inc.
                                -----------
         (Exact name of the depositor as specified in its charter)
            Commission File Number of the depositor: 333-131591

                        Countrywide Home Loans, Inc.
                        ----------------------------
          (Exact name of the sponsor as specified in its charter)

                     Delaware                   95-4596514
                     --------                   ----------
                  (State or Other            (I.R.S. Employer
                  Jurisdiction of       Identification No. of the
               Incorporation of the             depositor)
                    depositor)

        4500 Park Granada, Calabasas, California                   91302
---------------------------------------------------------        ----------
(Address of Principal Executive Offices of the depositor)        (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

==============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
---------   ------------

      On July 28, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the "Trustee"), and The Bank of New York Trust Company, N.A., as co-trustee (the "Co-Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-13 (the "Certificates"). The Certificates were issued on July 28, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 4.1.

      The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

      On July 28, 2006, CHL entered into an interest rate Swap Contract (the "Swap Contract"), dated as of July 28, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Lehman Brothers Special Financing Inc. (the "Swap Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

      On July 28, 2006, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, as defined below, entered into an ISDA Master Agreement (the "ISDA Master Agreement"), dated as of July 28, 2006. The ISDA Master Agreement is annexed hereto as Exhibit 99.3.

      On July 28, 2006, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into a schedule to the ISDA Master Agreement (the "Schedule"), dated as of July 28, 2006. The Schedule is annexed hereto as Exhibit 99.4.

      On July 28, 2006, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of July 28, 2006. The Credit Support Annex is annexed hereto as Exhibit 99.5.

      On July 28, 2006, Lehman Brothers Holdings Inc. issued a guarantee of the Swap Counterparty's performance under the Swap Contract (the "Swap Guarantee"), dated as of July 28, 2006. The Swap Guarantee is annexed hereto as Exhibit 99.6.

      On July 28, 2006, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of July 28, 2006, by and among CHL, The Bank of New York, as Swap Contract
Administrator for the Trust and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the


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

Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.7.

      On July 28, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of July 28, 2006, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.8.

      On July 28, 2006, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), dated as of July 28, 2006, as evidenced by a Confirmation (the "Corridor Contract Confirmation") between CHL and the JPMorgan Chase Bank, N.A. (the "Corridor Counterparty"). The Corridor Contract Confirmation is annexed hereto as Exhibit 99.9.

      On July 28, 2006, CHL entered into a Corridor Contract Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of July 28, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for the Trust and the Corridor Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.10.

      On July 28, 2006, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of July 28, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.11.

      On July 28, 2006, the Company obtained a pool insurance policy issued by Radian Guaranty Inc. with respect to the Mortgage Loans in Loan Group 1. The pool insurance policy and the related endorsements (collectively, the "Pool Insurance Policy") are annexed hereto as Exhibit 99.12.

      On July 28, 2006, the Company obtained a certificate guaranty insurance policy issued by Ambac Assurance Corporation with respect to the Class 1-AF Certificates. The certificate guaranty insurance policy and the related endorsements (collectively, the "Class 1-AF Policy") are annexed hereto as Exhibit 99.13.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            --------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            --------------------------------



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

            Not applicable.

      (c)   Shell Company Transactions.
            ---------------------------

            Not applicable.

      (d)   Exhibits.
            ---------

            4.1         Pooling and Servicing Agreement

            99.1        Characteristics of Initial Mortgage Pool

            99.2        Swap Contract Confirmation

            99.3        ISDA Master Agreement

            99.4        Schedule to ISDA Master Agreement

            99.5        Credit Support Annex

            99.6        Swap Guarantee

            99.7        Swap Contract Assignment Agreement

            99.8        Swap Contract Administration Agreement

            99.9        Corridor Contract Confirmation

            99.10       Corridor Contract Assignment Agreement

            99.11       Corridor Contract Administration Agreement

            99.12       Pool Insurance Policy

            99.13       Class 1-AF Policy



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



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By:  /s/ Darren Bigby
                                               ----------------
                                          Name: Darren Bigby
                                          Title:   Vice President



Dated:  August 11, 2006



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


                               Exhibit Index
                               -------------



Exhibit No.       Description
-----------       -----------

4.1               Pooling and Servicing Agreement

99.1              Characteristics of Initial Mortgage Pool

99.2              Swap Contract Confirmation

99.3              ISDA Master Agreement

99.4              Schedule to ISDA Master Agreement

99.5              Credit Support Annex

99.6              Swap Guarantee

99.7              Swap Contract Assignment Agreement

99.8              Swap Contract Administration Agreement

99.9              Corridor Contract Confirmation

99.10             Corridor Contract Assignment Agreement

99.11             Corridor Contract Administration Agreement

99.12             Pool Insurance Policy

99.13             Class 1-AF Policy




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